PROPERTY AND EQUIPMENT, NET	12 Months Ended
Dec. 31, 2014
PROPERTY AND EQUIPMENT, NET [Abstract]
PROPERTY AND EQUIPMENT, NET
7	PROPERTY AND EQUIPMENT, NET

Property and equipment consist of the following:

	December 31,
	2013	2014
	RMB	RMB

Buildings	18,087	18,087
Leasehold improvements	184,419	187,317
Store fixture and equipment	146,106	157,446
Software	36,714	37,445
Motor vehicles	14,572	15,169

	399,898	415,464
Less: Accumulated depreciation and amortization	(276,715)	(277,714)
	123,183	137,750

Total depreciation and amortization expense of property and equipment for the years ended December 31, 2012, 2013 and 2014 was RMB44,916, RMB36,711 and RMB36,679, respectively, of which RMB34,526, RMB27,063 and RMB27,731 was recorded in sales, marketing and other operating expenses and RMB10,390, RMB9,648 and RMB8,948 was recorded in general and administrative expenses. No depreciation and amortization expense was included in cost of goods sold for the years presented because the Company's business does not involve manufacturing of merchandise and the amount of depreciation and amortization of property and equipment relating to warehousing and transporting the merchandise to store locations is not material.

The Group recognized impairment losses of RMB7,649 ,RMB6,984 and RMB9,877 for the years ended December 31, 2012, 2013 and 2014 respectively in respect of leasehold improvements and store fixture of certain loss-making drugstores. The Group determined that the carrying amounts of these leasehold improvements and store fixture would not be recoverable through future cash flows. The fair value of the property and equipment was based on the discounted estimated cash flows expected to be generated from the use and eventual disposal of these assets.